SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 20, 2003

                    WINDSOR WOODMONT BLACK HAWK RESORT CORP.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)


      Colorado                           0-31737                 75-2740870
      --------                           -------                 ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)


                                 111 Richman St.
                           Black Hawk, Colorado 80422
                           --------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303-582-3600


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

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ITEM 5. OTHER ITEMS AND REGULATION FD DISCLOSURE

     On August 20, 2003, Windsor Woodmont Black Hawk Resort Corp. (the "Corporation") released to the holders of its common stock a letter (the "Shareholder Letter") to summarize significant events in the Chapter 11 proceeding. A copy of that letter to shareholders is furnished and not filed hereto as Exhibit 99.1 pursuant to Regulation FD.

ITEM 7. EXHIBITS

Designation      Description
-----------      -----------

99.1 Letter to Shareholders of Windsor Woodmont Black Hawk Resort Corp. dated August 20, 2003,

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 20, 2003                    WINSOR WOODMONT BLACK HAWK RESORT CORP.



                                         By: /s/ Michael L. Armstrong
                                         ----------------------------
                                         Michael L. Armstrong, Executive Vice
                                         President, Chief Financial Officer,
                                         Treasurer and Secretary